REGENCY CENTERS, L.P.

                                       AND

                           REGENCY CENTERS CORPORATION

                                       TO

                           FIRST UNION NATIONAL BANK,

                                     Trustee



                                    Indenture

                           Dated as of APRIL ___, 2001

                              REGENCY CENTERS, L.P.


                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                           Trust Indenture Act of 1939



  Trust Indenture                                                Indenture
   Act Section                                                    Section
  ---------------                                                ---------

Section 310(a)(1)   ...........................................Section 6.9
           (a)(2)   ...........................................Section 6.9
           (a)(3)   ...........................................Not Applicable
           (a)(4)   ...........................................Not Applicable
           (a)(4)   ...........................................Not Applicable
           (b)      ...........................................Section 6.8
                                                               Section 6.10
Section 311(a)      ...........................................Section 6.13
           (b)      ...........................................Section 6.13
           (b)(2)   ...........................................Section 7.3(a)(2)
                                                               Section 7.3(b)
Section 312(a)      ...........................................Section 7.1
                                                               Section 7.2(a)
           (b)      ...........................................Section 7.2(b)
           (c)      ...........................................Section 7.2(c)
Section 313(a)      ...........................................Section 7.3(a)
           (b)      ...........................................Section 7.3(b)
           (c)      ...........................................Section 7.3(a)
           (d)      ...........................................Section 7.3(b)
Section 314(a)      ...........................................Section 7.4
           (a)(4)   ...........................................Section 1.1
                                                               Section 10.11
           (b)      ...........................................Not Applicable
           (c)(1)   ...........................................Section 1.2
           (c)(2)   ...........................................Section 1.2

  Trust Indenture                                                Indenture
   Act Section                                                    Section
  ---------------                                                ---------

           (c)(3)   ...........................................Not Applicable
           (d)      ...........................................Not Applicable
           (e)      ...........................................Section 1.2
Section 315(a)      ...........................................Section 6.1
           (b)      ...........................................Section 6.2
                                                               Section 7.3(a)(6)
           (c)      ...........................................Section 6.1
           (d)      ...........................................Section 6.1
           (e)      ...........................................Section 5.14
Section 316(a)      ...........................................Section 1.1
           (a)(1)(A)...........................................Section 5.2
                                                               Section 5.12
           (a)(1)(B)...........................................Section 5.13
           (a)(2)   ...........................................Not Applicable
           (b)      ...........................................Section 5.8
           (c)      ...........................................Section 1.4
Section 317(a)(1)   ...........................................Section 5.3
           (a)(2)   ...........................................Section 5.4
           (b)      ...........................................Section 10.3
Section 318(a)      ...........................................Section 1.7





--------------------------

         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Parties.......................................................................1
Recitals of the Issuer........................................................1


                                    ARTICLE 1
                        Definitions and Other Provisions
                             of General Application

Section 1.1       Definitions.................................................1
Section 1.2       Compliance Certificates and Opinions.......................11
Section 1.3       Form of Documents Delivered to Trustee.....................12
Section 1.4       Acts of Holders; Record Dates..............................13
Section 1.5       Notices, Etc., to Trustee and Issuer.......................15
Section 1.6       Notice to Holders; Waiver..................................15
Section 1.7       Conflict with Trust Indenture Act..........................16
Section 1.8       Effect of Headings and Table of Contents...................16
Section 1.9       Successors and Assigns.....................................16
Section 1.10      Separability Clause........................................16
Section 1.11      Benefits of Indenture......................................16
Section 1.12      Governing Law..............................................16
Section 1.13      Legal Holidays.............................................16

                                    ARTICLE 2
                                 Security Forms

Section 2.1       Forms Generally............................................17
Section 2.2       Form of Face of Security...................................17
Section 2.3       Form of Reverse of Security................................20
Section 2.4       Form of Trustee's Certificate of Authentication............24
Section 2.5       Form of Guarantee..........................................24

                                    ARTICLE 3
                                 The Securities

Section 3.1       Title and Terms............................................26
Section 3.2       Denominations..............................................29
Section 3.3       Execution, Authentication, Delivery and Dating.............29
Section 3.4       Temporary Securities.......................................31
Section 3.5       Global Securities..........................................32
Section 3.6       Registration, Registration of Transfer and Exchange........33
Section 3.7       Mutilated, Destroyed, Lost and Stolen Securities...........34
Section 3.8       Payment of Interest; Interest Rights Preserved.............35
Section 3.9       Persons Deemed Owners......................................36

Section 3.10      Cancellation...............................................36
Section 3.11      Computation of Interest....................................37

                                    ARTICLE 4
                           Satisfaction and Discharge

Section 4.1       Satisfaction and Discharge of Indenture....................37
Section 4.2       Application of Trust Money.................................38

                                    ARTICLE 5
                                    Remedies

Section 5.1       Events of Default..........................................38
Section 5.2       Acceleration of Maturity; Rescission and Annulment.........40
Section 5.3       Collection of Indebtedness and Suits for Enforcement
                   by Trustee................................................41
Section 5.4       Trustee May File Proofs of Claim...........................42
Section 5.5       Trustee May Enforce Claims Without Possession of
                   Securities................................................43
Section 5.6       Application of Money Collected.............................43
Section 5.7       Limitation on Suits........................................43
Section 5.8       Unconditional Right of Holders to Receive Principal,
                   Premium and Interest......................................44
Section 5.9       Restoration of Rights and Remedies.........................44
Section 5.10      Rights and Remedies Cumulative.............................44
Section 5.11      Delay or Omission Not Waiver...............................45
Section 5.12      Control by Holders.........................................45
Section 5.13      Waiver of Past Defaults....................................45
Section 5.14      Undertaking for Costs......................................45
Section 5.15      Waiver of Stay or Extension Laws...........................46

                                    ARTICLE 6
                                   The Trustee

Section 6.1       Certain Duties and Responsibilities........................46
Section 6.2       Notice of Defaults.........................................46
Section 6.3       Certain Rights of Trustee..................................47
Section 6.4       Not Responsible for Recitals or Issuance of Securities.....48
Section 6.5       May Hold Securities........................................48
Section 6.6       Money Held in Trust........................................48
Section 6.7       Compensation and Reimbursement.............................48
Section 6.8       Disqualification; Conflicting Interests....................49
Section 6.9       Corporate Trustee Required; Eligibility....................49
Section 6.10      Resignation and Removal; Appointment of Successor..........49
Section 6.11      Acceptance of Appointment by Successor.....................51
Section 6.12      Merger, Conversion, Consolidation or Succession to
                   Business..................................................52
Section 6.13      Preferential Collection of Claims Against Issuer or
                   the Guarantor.............................................52

Section 6.14      Appointment of Authenticating Agent........................52

                                    ARTICLE 7
                Holders' Lists and Reports by Trustee and Issuer

Section 7.1       Issuer to Furnish Trustee Names and Addresses of Holders...54
Section 7.2       Preservation of Information; Communications to Holders.....54
Section 7.3       Reports by Trustee.........................................55
Section 7.4       Reports by Issuer..........................................55

                                    ARTICLE 8
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1       Issuer May Consolidate, Etc. and Purchases of Assets Only
                   on Certain Terms..........................................55
Section 8.2       Successor Substituted......................................56

                                    ARTICLE 9
                             Supplemental Indentures

Section 9.1       Supplemental Indentures Without Consent of Holders.........57
Section 9.2       Supplemental Indentures with Consent of Holders............58
Section 9.3       Execution of Supplemental Indentures.......................59
Section 9.4       Effect of Supplemental Indentures..........................59
Section 9.5       Conformity with Trust Indenture Act........................59
Section 9.6       Reference in Securities to Supplemental Indentures.........59

                                   ARTICLE 10
                                    Covenants

Section 10.1      Payment of Principal, Premium and Interest.................60
Section 10.2      Maintenance of Office or Agency............................60
Section 10.3      Money for Securities Payments to be Held in Trust..........60
Section 10.4      Existence..................................................62
Section 10.5      Maintenance of Properties..................................62
Section 10.6      Payment of Taxes and Other Claims..........................62
Section 10.7      Maintenance of Insurance...................................62
Section 10.8      Limitations on Incurrence of Indebtedness..................63
Section 10.9      [Intentionally Omitted]....................................64
Section 10.10     Provision of Financial Information.........................64
Section 10.11     Statement by Officers as to Default; Compliance
                   Certificates..............................................65
Section 10.12     Waiver of Certain Covenants................................65

                                   ARTICLE 11
                            Redemption of Securities

Section 11.1      Right of Redemption........................................65
Section 11.2      Applicability of Article...................................66
Section 11.3      Election to Redeem; Notice to Trustee......................66
Section 11.4      Selection by Trustee of Securities to Be Redeemed..........66
Section 11.5      Notice of Redemption.......................................67
Section 11.6      Deposit of Redemption Price................................67
Section 11.7      Securities Payable on Redemption Date......................68
Section 11.8      Securities Redeemed in Part................................68

                                   ARTICLE 12
                                   Guarantees

Section 12.1      Guarantees.................................................68
Section 12.2      Guarantees Absolute........................................69
Section 12.3      Waivers....................................................70
Section 12.4      Waiver of Subrogation and Contribution.....................71
Section 12.5      Certain Agreements.........................................72
Section 12.6      Execution and Delivery of Guarantees.......................73
Section 12.7      No Waiver; Cumulative Remedies.............................73
Section 12.8      Continuing Guarantee.......................................74
Section 12.9      Severability...............................................74
Section 12.10     Limitation on Guarantor Liability..........................74

                                   ARTICLE 13
                       Defeasance and Covenant Defeasance

Section 13.1      Issuer's Option to Effect Defeasance or Covenant
                   Defeasance................................................74
Section 13.2      Defeasance and Discharge...................................74
Section 13.3      Covenant Defeasance........................................75
Section 13.4      Conditions to Defeasance or Covenant Defeasance............75
Section 13.5      Deposited Money and U.S. Government Obligations to be
                   Held in Trust; Other Miscellaneous Provisions..............77
Section 13.6      Reinstatement..............................................78

                                   ARTICLE 14
                                  SINKING FUNDS

Section 14.1      Applicability of Article...................................78
Section 14.2      Satisfaction of Sinking Fund Payments with Securities......78
Section 14.3      Redemption of Securities for Sinking Fund..................79

                  INDENTURE, dated as of April ___, 2001, among REGENCY CENTERS, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), having its principal office at 121 West Forsyth Street, Suite 200, Jacksonville, FL 32202, Regency Centers Corporation, a corporation duly organized and existing under the laws of the State of Florida, as guarantor, and First Union National Bank, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE ISSUER

                  The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), in each case guaranteed by the Guarantor, of substantially the tenor hereinafter set forth, to be issued in one or more series as in this Indenture provided.

                  All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its and their terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE 1
                        Definitions and Other Provisions
                             of General Application

                  Section 1.1   Definitions.
                                -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Issuer at the date of such computation;

                  (d) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles;

                  (e) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article 6, are defined in that Article.

                  "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time the Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from the Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, the Person becoming a Subsidiary or that acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Annual Service Charge" for any period means the aggregate interest expense for the period in respect of, and the amortization during the period of any original issue discount of, Indebtedness of the Issuer and its Subsidiaries and the amount of dividends which are payable during the period in respect of any Disqualified Stock.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC or any successor depositary that apply to such transfer and exchange.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Board of Directors" means either the board of directors or similar body of the general partner of the Issuer or the Guarantor, as the case may be, or any duly authorized committee of that board or similar body.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the general partner of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

                  "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of the Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Issuer and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest expense on Indebtedness of the Issuer and its Subsidiaries; (ii) provision for taxes of the Issuer and its Subsidiaries based on income; (iii) amortization of debt discount; (iv) provisions for gains and losses on properties and property depreciation and amortization; (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for the period; and (vi) amortization of deferred charges.

                  "Consolidated Net Worth" of any Person means the consolidated equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person; provided that, with respect to the Issuer, adjustments following the date of the Indenture to the accounting books and records of the Issuer in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Issuer by another Person shall not be given effect to.

                  "Corporate Trust Office" means the principal office of the Trustee in the City of Jacksonville, Florida at which at any particular time its corporate trust business shall be administered.

                  "Corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

                  "Defaulted Interest" has the meaning set forth in Section 3.8.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Issuer shall designate from time to time in an Officers' Certificate delivered to the Trustee.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock of the Person which by the terms of that Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of that Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Securities of the relevant series; provided, however, that equity interests whose holders have (or will have after the expiration of an initial holding period) the right to have such equity interests redeemed for cash in an amount determined by the value of the common stock of Regency do not constitute Disqualified Stock.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Earnings from Operations" for any period means net earnings excluding gains and losses on sales of investments, extraordinary items, and property valuation losses, net, as reflected in the financial statements of the Issuer and its Subsidiaries for the period determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind, except any mortgage, lien, charge, pledge or security interest of any kind which secures debt of the Guarantor owed to the Issuer.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

                  "Expiration Date" has the meaning specified in Section 1.4.

                  "Global Security" means the security or securities that evidence all or part of the Securities of any series and bear the legend set forth in Section 2.2 (or such legend as may be specified as contemplated by Section 3.1 for such Securities).

                  "Guaranteed Obligations" has the meaning specified in Article 12.

                  "Guarantor" means Regency until a successor Guarantor for such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall include such successor Guarantor.

                  "Guaranty" means a guaranty of the Securities contained in
Article 12 given by the Guarantor.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Incur" means, with respect to any indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming indebtedness shall not be deemed an Incurrence of such indebtedness.

                  "Indebtedness" of the Issuer or any Subsidiary means any indebtedness of the Issuer or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments, (ii) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments secured by any Encumbrance existing on property owned by the Issuer or any Subsidiary, (iii) reimbursement obligations in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations under any title retention agreement, (iv) the amount of all obligations of the Issuer or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, and (v) any lease of property by the Issuer or any Subsidiary as lessee which is reflected on the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, to the extent, in the case of items of indebtedness under (i) through (iv) above, that any such items (other than letters of credit) would appear as a liability on the Issuer's consolidated balance sheet in accordance with generally accepted accounting principles, and also includes, to the extent not otherwise included, any obligation of the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Issuer or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Issuer or any Subsidiary whenever the Issuer or the Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

                  "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

                  "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the Chairman of the Board of its general partner, the President or a Vice President of its general partner, and by its Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of its general partner, and delivered to the Trustee.

                  "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of Redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Non-Recourse Indebtedness" means Indebtedness for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Indebtedness (subject to such limited exceptions to the non-recourse nature of such Indebtedness such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Indebtedness).

                  "Notice of Default" means a written notice of the kind specified in Section 5.1(e).

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the general partner of the Issuer, and delivered to the Trustee and containing the statement provided for in Section 1.2. One of the officers signing an Officers' Certificate given pursuant to Section 10.11 shall be the principal executive, financial or accounting officer of the general partner of the Issuer.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 1.2.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding," when used with respect to Securities of any series, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected
                        pursuant to Section 13.2; and

                  (iv)  Securities which have been paid pursuant to Section
                        3.7 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.2, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.1, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.1, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of the Guarantor or of such other obligor.

                  "pari passu," when used with respect to the ranking of any indebtedness of any Person in relation to other indebtedness of such Person, means that each such indebtedness (a) either (i) is not subordinated in right of payment to any other indebtedness of such Person or (ii) is subordinate in right of payment to the same indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any indebtedness of such Person as to which the other is not so subordinate.

                  "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer or of the Guarantor.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Real Property Assets" means as of any time, the real property assets (including interests in participating mortgages in which the interest of the Issuer or any Subsidiary therein is characterized as equity according to generally accepted accounting principles) owned directly or indirectly by the Issuer or any Subsidiary at such time.

                  "Recourse Indebtedness" shall mean Indebtedness of the Issuer or any Subsidiary that is not Non-Recourse Indebtedness.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regency" means Regency Centers Corporation, a Florida corporation and the parent company of the Issuer.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

                  "Reinvestment Rate" means the percentage established by Board Resolution (or, in the absence of such a Board Resolution, 0.25% (twenty-five one hundredths of one percent)) plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity of the Securities of the relevant series, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                  "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.6.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

                  "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under this Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

                  "Subsidiary" means a corporation, partnership or other entity a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

                  "Total Assets" as of any date means the sum of (i) those Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries determined in accordance with generally accepted accounting principles (but excluding intangibles).

                  "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Issuer and its Subsidiaries not subject to an Encumbrance for borrowed money determined in accordance with generally accepted accounting principles (but excluding intangibles).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.5; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on that date, before depreciation and amortization, determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "Unsecured Indebtedness" means Indebtedness which is (i) not subordinated to any other indebtedness and (ii) not secured by any Encumbrance upon any of the properties of the Issuer or any Subsidiary.

                  "U.S. Government Obligation" has the meaning specified in
Section 13.4.

                  "Vice President," when used with respect to the general partner of the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Note (or, if applicable, at the most recent redetermination of interest on such Note) and as set forth in such Note in accordance with generally accepted United States bond yield computation principles.

                  Section 1.2   Compliance Certificates and Opinions.
                                ------------------------------------

                  Upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer or the Guarantor, or an Opinion of

Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                        (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.3   Form of Documents Delivered to Trustee.
                                --------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or of the Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or of the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4   Acts of Holders; Record Dates.
                                -----------------------------

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer, or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Issuer or the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration

Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  Section 1.5   Notices, Etc., to Trustee and Issuer.
                                ------------------------------------

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                        (a) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                        (b) the Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or by the Guarantor, as the case may be.

                  Section 1.6   Notice to Holders; Waiver.
                                -------------------------

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  Section 1.7   Conflict with Trust Indenture Act.
                                ---------------------------------

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  Section 1.8   Effect of Headings and Table of Contents.
                                ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.9   Successors and Assigns.
                                ----------------------

                  All covenants and agreements in this Indenture by the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

                  Section 1.10  Separability Clause.
                                -------------------

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.11  Benefits of Indenture.
                                ---------------------

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.12  Governing Law.
                                -------------

                  THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 1.13  Legal Holidays.
                                --------------

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE 2
                                 Security Forms

                  Section 2.1   Forms Generally.
                                ---------------

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Section 2.2   Form of Face of Security.
                                ------------------------

                  [If a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGEABLE IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,

PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]


                  _____________________________________________


No. ___________                                                          $______
CUSIP No. _________

                  Regency Centers, L.P., a limited partnership duly organized and existing under the laws of Delaware (herein called the "Issuer," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of _______________ Dollars (such amount the "principal amount" of this Security) [if the Security is a Global Security, then insert--, or such other principal amount as may be set forth in the records of the trustee hereinafter referred to in accordance with the Indenture,] on __________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [insert frequency of payment] on [insert payment dates] in each year, commencing __________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable), provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 2% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [interest record dates] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of 2% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

                  Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                       REGENCY CENTERS, L.P.

                                       By:     Regency Centers Corporation,
                                               its general partner



                                       By ______________________________________
                                             Name:
                                             Title:

                  Section 2.3   Form of Reverse of Security.
                                ---------------------------

                  This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 9, 1999 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Issuer, the Guarantor named on the signature pages thereof and First Union National Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $_________].

                  [if applicable, insert -- Securities of this series may be redeemed at any time at the option of the Issuer, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to _____________ (the "Redemption Date"), at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.]

                  [if applicable, insert -- The Securities of this series do not have the benefit of any sinking fund obligations.]

                  [if applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on ________ in any year commencing with the year _____ and ending with the year _____ for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after ________, 19__], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ________, ___%, and if redeemed during the 12-month period beginning ________ of the years indicated,

                           Redemption                                 Redemption
         Year                Price                  Year                Price







and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [if applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ________ in any year commencing with the year _____ and ending with the year
_____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ________], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________ of the years indicated,

                        Redemption Price                Redemption Price For
                         For Redemption                 Redemption Otherwise
                        Through Operation          Than Through Operation of the
    Year               of the Sinking Fund                  Sinking Fund






and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [if applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _____________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

                  [if applicable, insert -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ________ and ending with the year ________ of [if applicable, insert -- not less than $______________ ("mandatory sinking fund") and not more than] $____________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

                  [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [if applicable, insert paragraph regarding subordination of the Security.]

                  [if applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor, and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer or by the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 2.4   Form of Trustee's Certificate of Authentication.
                                -----------------------------------------------

                  The Trustee's certificates of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK, as Trustee
Dated:

                                       By ______________________________________
                                                Authorized Officer

                  Section 2.5   Form of Guarantee.
                                -----------------

                                    GUARANTEE

                  For value received, Regency Centers Corporation, as Guarantor (the "Guarantor") hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Issuer punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Issuer.

                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under
Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Issuer or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Guarantee . The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Issuer. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Guarantee is endorsed.

                  The Guarantor shall be subrogated to all rights of the Holder of this Security against the Issuer in respect of any amounts paid by the Guarantor on account of this Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

                  This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities of this series is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities of this series whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities of this series shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  All terms used in this Guarantee which are defined in the Indenture referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

                  Reference is made to Article Twelve of the Indenture for further provisions with respect to this Guarantee.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, Regency Centers Corporation, as Guarantor, has caused this Guarantee to be duly executed.

                                       REGENCY CENTERS CORPORATION


                                       By_______________________________________
                                           Authorized Signatory


                                   ARTICLE 3
                                 The Securities

                  Section 3.1   Title and Terms.
                                ---------------

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                        (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                        (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.8, and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                        (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                        (4) the date or dates on which the principal of any Securities of the series is payable;

                        (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date and the basis on which interest shall be calculated if other than a 360 day year of twelve 30 day months;

                        (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable if other than the office or agency of the Issuer maintained for that purpose in Jacksonville, Florida or in the Borough of Manhattan, the City of New York;

                        (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Issuer and, if other than by a Board Resolution, the manner in which any election by the Issuer to redeem the Securities shall be evidenced;

                        (8) the obligation, if any, of the Issuer to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                        (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                        (10) if the amount of principal of or any premium or
                  interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                        (11) if other than the currency of the United States of
                  America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.1;

                        (l2) if the principal of or any premium or interest on
                  any Securities of the series is to be payable, at the election of the Issuer or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                        (13) if other than the entire principal amount thereof,
                  the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

                        (14) if the principal amount payable at the Stated
                  Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                        (15) if other than by a Board Resolution, the manner in
                  which any election by the Issuer to defease such Securities pursuant to Section 13.2 or Section 13.3 shall be evidenced;

                        (16) if applicable, that any Securities of the series
                  shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in
                  Section 2.2 and any circumstances in addition to or in lieu of those set forth in Clause (b) of the last paragraph of Section
                  3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                        (17) any addition to or change in the Events of Default
                  which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

                        (18) any addition to or change in the covenants set
                  forth in Article 10 which applies to Securities of the series; and

                        (19) any other terms of the series (which terms shall
                  not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(e)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  Section 3.2   Denominations.
                                -------------

                  The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  Section 3.3   Execution, Authentication, Delivery and Dating.
                                ----------------------------------------------

                  The Securities shall be executed on behalf of the Issuer by the Chairman of the Board, the President or one of the Vice Presidents of its general partner, under the corporate seal of such general partner reproduced thereon and the Guarantee to be endorsed on the Securities shall be executed on behalf of the Guarantor by their Chairmen of the Board, their Presidents or one of their Vice-Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer or the Guarantor shall bind the Issuer or the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer having a Guarantee endorsed thereon executed by the Guarantor to the Trustee for authentication, together with a Issuer Order for the authentication and delivery of such Securities with the Guarantee of the Guarantor endorsed thereon; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities with the Guarantee of the Guarantor endorsed thereon as in this Indenture provided and not otherwise. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Section 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                        (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                        (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture;

                        (c) that such Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein; and

                        (d) that all conditions precedent to the authentica-tion and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  Section 3.4   Temporary Securities.
                                --------------------

                  Pending the preparation of definitive Securities of any series, the Issuer may execute and the Guarantor may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at any office or agency of the Issuer designated pursuant to
Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                  Section 3.5   Global Securities.
                                -----------------

                        (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                        (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuer fails to appoint a successor Depositary within 90 days, (ii) the Issuer executes and delivers to the Trustee an Issuer Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee), (iii) there shall have occurred and be continuing an Event of Default or any Event which after notice or lapse of time or both would be an Event of Default with respect to the Securities, or
(iv) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

                        (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article 3. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article 3 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, as otherwise provided in this Article 3, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of the Issuer, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article 3 if such order, direction or request is given or made in accordance with the Applicable Procedures.

                        (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article 3 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                        (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

                  Section 3.6   Registration, Registration of Transfer and
                                Exchange.
                                ------------------------------------------

                  The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of a series at an office or agency of the Issuer designated pursuant to Section
10.2 for such purpose, and provided that the other requirements of this Section
3.6 have been satisfied, the Issuer shall execute and the Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations, of a like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 3.6, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations, of a like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute and the Guarantor shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.4, 9.6 or 11.8 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Issuer shall not be required
(i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 11.4 and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Section 3.7   Mutilated, Destroyed, Lost and Stolen
                                Securities.
                                -------------------------------------

                  If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Issuer, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Guarantor shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer or the Guarantor in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.8   Payment of Interest; Interest Rights Preserved.
                                ----------------------------------------------

                  Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

                        (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                        (2) The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.9   Persons Deemed Owners.
                                ---------------------

                  Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.8) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any agent of the Issuer, the Guarantor, or the Trustee shall be affected by notice to the contrary.

                  Section 3.10  Cancellation.
                                ------------

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Issuer Order.

                  Section 3.11  Computation of Interest.
                                -----------------------

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE 4
                           Satisfaction and Discharge

                  Section 4.1   Satisfaction and Discharge of Indenture.
                                ---------------------------------------

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                        (a)     either

                                (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                                (2)     all such Securities not theretofore
                  delivered to the Trustee for cancellation

                                        (i)     have become due and payable, or

                                        (ii)    will become due and payable at
                                                their Stated Maturity within one
                                                year, or

                                        (iii)   are to be called for redemption
                                                within one year under arrange-
                                                ments satisfactory to the
                                                Trustee for the giving of notice
                                                of redemption by the Trustee in
                                                the name, and at the expense, of
                                                the Issuer,

                  and the Issuer or the Guarantor, in the case of (i), (ii) or
                  (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                        (b) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer or the Guarantor; and

                        (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer or the Guarantor to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Sections 3.7 and 4.2 and the last paragraph of Section 10.3 shall survive.

                  Section 4.2   Application of Trust Money.
                                --------------------------

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE 5
                                    Remedies

                  Section 5.1   Events of Default.
                                -----------------

                  Except as otherwise provided as contemplated by Section 3.1 with respect of any series of Securities, "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (a) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                        (b) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                        (c)     default in the performance, or breach, of
Section 8.1; or

                        (d) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                        (e) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                        (f) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Issuer or the Guarantor or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebted-ness of such type by the Issuer or the Guarantor with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                        (g) a final judgment or final judgments for the payment of money are entered against the Issuer or the Guarantor in an aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                        (h) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of the property of the Issuer or the Guarantor, or ordering the winding up or liquidation of the affairs of the Issuer or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (i) the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or the Guarantor to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or the Guarantor , or the filing by the Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Issuer or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or the Guarantor or of any substantial part of the property of the Issuer or the Guarantor, or the making by the Issuer or the Guarantor of an assignment for the benefit of creditors, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any such Subsidiary in furtherance of any such action; or

                        (j) any other Event of Default provided with respect to Securities of that series pursuant to Section 3.1 of this Indenture.

                  Section 5.2   Acceleration of Maturity; Rescission and
                                Annulment.
                                -----------------------------------------

                  If an Event of Default (other than an Event of Default specified in Section 5.1(h) or (i)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 5.1(h) or (i) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other Act on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

                        (a) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                                (1) all overdue interest on all Securities of that series,

                                (2)     the principal of (and premium, if any,
                  on) any Securities of that series which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, any interest thereon at the rate or rates provided by the Securities of that Series,

                                (3)     to the extent that payment of such
                  interest is lawful, interest upon overdue interest at the rate or rates provided by the Securities of that Series, and

                                (4) all sums paid or advanced by the Trustee hereunder in respect of that series of Securities and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel in respect of that series of Securities;

and

                        (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.
                                ----------------------------------------

                  The Issuer covenants that if

                        (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                        (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Issuer and the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of that series, the whole amount then due and payable on Securities of that series for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates provided by the Securities of that series, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer, the Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, the Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 5.4   Trustee May File Proofs of Claim.
                                --------------------------------

                  In case of any judicial proceeding relative to the Issuer or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Section 5.5   Trustee May Enforce Claims Without Possession
                                ---------------------------------------------
of Securities.
-------------

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.6   Application of Money Collected.
                                ------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of the applicable series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

                           SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of the series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  Section 5.7   Limitation on Suits.
                                -------------------

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                        (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                        (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                        (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                        (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                        (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  Section 5.8   Unconditional Right of Holders to Receive
                                -----------------------------------------
Principal, Premium and Interest.
-------------------------------

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.8) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.9   Restoration of Rights and Remedies.
                                ----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10  Rights and Remedies Cumulative.
                                ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11  Delay or Omission Not Waiver.
                                ----------------------------

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12  Control by Holders.
                                ------------------

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                        (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

                        (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.13  Waiver of Past Defaults.
                                -----------------------

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                        (a) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                        (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 5.14  Undertaking for Costs.
                                ---------------------

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant (other than the Trustee) in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer.

                  Section 5.15  Waiver of Stay or Extension Laws.
                                --------------------------------

                  The Issuer and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6
                                  The Trustee

                  Section 6.1   Certain Duties and Responsibilities.
                                -----------------------------------

                  The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 6.2   Notice of Defaults.
                                ------------------

                  If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 5.1(e) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  Section 6.3   Certain Rights of Trustee.
                                -------------------------

                  Subject to the provisions of Section 6.1:

                        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                        (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantor, personally or by agent or attorney; and

                        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  Section 6.4   Not Responsible for Recitals or Issuance of
                                -------------------------------------------
Securities.
----------

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

                  Section 6.5   May Hold Securities.
                                -------------------

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.8 and Section 6.13, may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, any Authenticating Agent any Paying Agent, any Security Registrar or such other agent.

                  Section 6.6   Money Held in Trust.
                                -------------------

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or the Guarantor.

                  Section 6.7   Compensation and Reimbursement.
                                ------------------------------

                  The Issuer agrees

                        (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                        (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                        (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  Section 6.8   Disqualification; Conflicting Interests.
                                ---------------------------------------

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series, a trustee under the Indenture dated July 20, 1998 between the Issuer, the guarantors named therein and the Trustee or a trustee under the Indenture dated March 9, 1999 between the Issuer, the guarantors named therein and the Trustee.

                  Section 6.9   Corporate Trustee Required; Eligibility.
                                ---------------------------------------

                  There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10  Resignation and Removal; Appointment of
                                ---------------------------------------
Successor.
---------

                        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                        (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                        (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer.

                        (d)     If at any time:

                                (1)     the Trustee shall fail to comply with
                  Section 6.8 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                                (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

                                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer or the Guarantor by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                        (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in
Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  Section 6.11  Acceptance of Appointment by Successor.
                                --------------------------------------

                  In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer, or the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Section 6.12  Merger, Conversion, Consolidation or Succession
                                -----------------------------------------------
to Business.
-----------

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the bond administrative portion of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 6.13  Preferential Collection of Claims Against Issuer
                                ------------------------------------------------
or the Guarantor.
----------------

                  If and when the Trustee shall be or become a creditor of the Issuer or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or the Guarantor (or any such other obligor).

                Section 6.14    Appointment of Authenticating Agent.
                                -----------------------------------

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an

Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK,
                                         As Trustee


                                       By_______________________________________
                                           As Authenticating Agent



                                       By_______________________________________
                                           Authorized Officer


                                   ARTICLE 7
                Holders' Lists and Reports by Trustee and Issuer

                  Section 7.1   Issuer to Furnish Trustee Names and Addresses
                                ---------------------------------------------
of Holders.
----------

                  The Issuer and the Guarantor will furnish or cause to be furnished to the Trustee

                        (a) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding June 15 or December 15, as the case may be, and

                        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  Section 7.2   Preservation of Information; Communications
                                -------------------------------------------
to Holders.
----------

                        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                        (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                        (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

                  Section 7.3   Reports by Trustee.
                                ------------------

                        (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                        (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

                  Section 7.4   Reports by Issuer.
                                -----------------

                  The Issuer and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                   ARTICLE 8
              Consolidation, Merger, Conveyance, Transfer or Lease

                  Section 8.1   Issuer May Consolidate, Etc. and Purchases of
                                ---------------------------------------------
Assets Only on Certain Terms.
----------------------------

                  The Issuer (a) shall not consolidate with or merge into any other Person; (b) shall not permit any other Person to consolidate with or merge into the Issuer; (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; and (d) shall not, and shall not permit any Subsidiary of the Issuer to, (i) acquire Capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Issuer or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person as an entirety or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, unless in any such transaction:

                        (a) immediately before and after giving effect to such transaction and treating any Indebtedness Incurred by the Issuer or a Subsidiary of the Issuer as a result of such transaction as having been Incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default with respect to the Securities of any series, and no event which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of any series, shall have happened and be continuing;

                        (b) in the case the Issuer shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Issuer as an entirety (for purposes of this Article 8, a "Successor Issuer") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities of each series and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                        (c) immediately after giving effect to such transaction, the Consolidated Net Worth of the Issuer or, if applicable, the Successor Issuer shall be equal to or greater than the Consolidated Net Worth of the Issuer immediately prior to such transaction; (provided that this clause
(c) shall not apply to a transaction involving the consolidation or merger of a direct or indirect subsidiary of Regency with or into the Issuer and provided further that for purposes of this clause (c), a series of related transactions shall be treated as a single transaction);

                        (d) other than in connection with an acquisition of an individual property that would not constitute the acquisition of a "significant subsidiary," if the tests set forth in Rule 1-01(w) of Regulation S-X were applied with respect to such acquisition, the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth of the Issuer or, if applicable, of the Successor Issuer as required pursuant to the foregoing.

                  Section 8.2   Successor Substituted.
                                ---------------------

                  Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer as an entirety in accordance with Section 8.1, the Successor Issuer shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities of each series.

                                   ARTICLE 9
                            Supplemental Indentures

                  Section 9.1   Supplemental Indentures Without Consent of
                                ------------------------------------------
Holders.
-------

                  Without the consent of any Holders, the Issuer and the Guarantor, when authorized by a Board Resolution, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                        (a) to evidence the succession of another Person to the Issuer and the Guarantor and the assumption by any such successor of the covenants of the Issuer or the Guarantor herein and in the Securities; or

                        (b) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Issuer;
or

                        (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                        (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                        (e) anything in this Indenture (other than Section 1.7) to the contrary notwithstanding, to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                        (f) to establish the form or terms of Securities of any series as permitted by Section 2.1 and 3.1; or

                        (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                        (h)     to secure the Securities; or

                        (i) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                        (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (j) shall not adversely affect the interests of the Holders in any material respect and Trustee may rely on an Opinion of Counsel that such action will not adversely affect the interests of the Holders in any material respect.

                  Section 9.2   Supplemental Indentures with Consent of Holders.
                                -----------------------------------------------

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor and the Trustee, the Issuer, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                        (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                        (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                        (c)     modify any of the provisions of this Section,
Section 5.13 or Section 10.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.12, or the deletion of this proviso, in accordance with the requirements of Section 6.11 and Section 9.1(g).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.3   Execution of Supplemental Indentures.
                                ------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 9.4   Effect of Supplemental Indentures.
                                ---------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of each series to which the supplemental indenture relates and theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section 9.5   Conformity with Trust Indenture Act.
                                -----------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  Section 9.6   Reference in Securities to Supplemental
                                ---------------------------------------
Indentures.
----------

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE 10
                                   Covenants

                  Section 10.1  Payment of Principal, Premium and Interest.
                                ------------------------------------------

                  The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

                  Section 10.2  Maintenance of Office or Agency.
                                -------------------------------

                  The Issuer and the Guarantor will maintain for any series of Securities in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside Jacksonville, Florida or the Borough of Manhattan, The City of New York) where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Section 10.3  Money for Securities Payments to be Held in
                                -------------------------------------------
Trust.
-----

                  If the Issuer or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal

(and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

                  The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer and the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer and the Guarantor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantor, as the case may be.

                  Section 10.4  Existence.
                                ---------

                  Subject to Article 8, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  Section 10.5  Maintenance of Properties.
                                -------------------------

                  The Issuer will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Issuer to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  Section 10.6  Payment of Taxes and Other Claims.
                                ---------------------------------

                  The Issuer and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer, the Guarantor or any of their Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, the Guarantor or any of their respective Subsidiaries; provided, however, that the Issuer and the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  Section 10.7  Maintenance of Insurance.
                                ------------------------

                  The Issuer and the Guarantor shall, and shall cause each of their Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Issuer to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in commercially reasonable amounts and types. The Issuer shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

                  Section 10.8  Limitations on Incurrence of Indebtedness.
                                -----------------------------------------

                  Neither the Issuer nor any Subsidiary will incur any Indebtedness if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Trustee (or such reports of Regency if filed by the Issuer with the Trustee in lieu of filing its own reports) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness) by the Issuer or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

                  In addition to the foregoing limitation on the incurrence of Indebtedness, neither the Issuer nor any Subsidiary will incur any Indebtedness secured by any Encumbrance upon any of the property of the Issuer or any Subsidiary if, immediately after giving effect to the incurrence of the additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Issuer or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Trustee (or such reports of Regency if filed by the Issuer with the Trustee in lieu of filing its own reports) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness) by the Issuer or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

                  The Issuer and its Subsidiaries must at all times own Total Unencumbered Assets equal to at least 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Issuer and its Subsidiaries on a consolidated basis.

                  In addition to the foregoing limitations on the incurrence of Indebtedness, neither the Issuer nor any Subsidiary will incur any Indebtedness if the ratio of Consolidated

Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5 to 1, on a pro forma basis, after giving effect thereto and to the application of the proceeds therefrom and calculated on the assumption that (i) such indebtedness and any other Indebtedness incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including Indebtedness to refinance other Indebtedness, had occurred at the beginning of the period, (ii) the repayment or retirement of any other Indebtedness by the Issuer and its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retired at the beginning of that period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of the Indebtedness during such period), (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of the four-quarter period, the related acquisition had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition being included in the pro forma calculation, and (iv) in the case of any acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with appropriate adjustments with respect to the acquisition or disposition being included in such pro forma calculation.

                  Section 10.9  [Intentionally Omitted].
                                -----------------------

                  Section 10.10 Provision of Financial Information.
                                ----------------------------------

                  Whether or not the Issuer is required to be subject to Section 13(a) or 15(d) of the Exchange Act or any successor provision thereto, the Issuer shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so required.

                  If filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, the Issuer shall (a) within 15 days of each Required Filing Date file with the Trustee copies of the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Issuer were required to be subject to such Sections and (b) promptly upon written request supply copies of such documents to any Holder or prospective Holder.

                  Section 10.11 Statement by Officers as to Default; Compliance
                                -----------------------------------------------
Certificates.
------------

                        (a) The Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Issuer ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of
Section 8.1 or Section 10.4 to 10.10, inclusive, and if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                        (b) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Issuer becomes aware or should reasonably become aware of the occurrence of an Event of Default with respect to any series of Securities or an event which, with notice or the lapse of time or both, would constitute an Event of Default with respect to any series of Securities, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.

                  Section 10.12 Waiver of Certain Covenants.
                                ---------------------------

                  The Issuer may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1 and Section 10.4 to 10.10, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of each series shall, by Act of such Holders on behalf of the Holders of such series, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE 11
                            Redemption of Securities

                  Section 11.1  Right of Redemption.
                                -------------------

                  The Securities of any series may be redeemed (i) at the election of the Issuer, as a whole or from time to time in part, at any time at a redemption price equal to the sum of (a) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (b) the Make-Whole Amount, if any, with respect to such Securities (the "Redemption Price") or (ii) in another manner specified as contemplated by
Section 3.1 for such securities.

                  Section 11.2  Applicability of Article.
                                ------------------------

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for such Securities) in accordance with this Article.

                  Section 11.3  Election to Redeem; Notice to Trustee.
                                -------------------------------------

                  The election of the Issuer to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities. In case of any redemption at the election of the Issuer of less than all the Securities of any series (including any such redemption affecting only a single Security), the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  Section 11.4  Selection by Trustee of Securities to Be
                                ----------------------------------------
Redeemed.
--------

                  If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  Section 11.5  Notice of Redemption.
                                --------------------

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                        (a)     the Redemption Date,

                        (b)     the Redemption Price,

                        (c) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                        (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                        (e) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

                        (f) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer and shall be irrevocable.

                  Section 11.6  Deposit of Redemption Price.
                                ---------------------------

                  Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  Section 11.7  Securities Payable on Redemption Date.
                                -------------------------------------

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

                  Section 11.8  Securities Redeemed in Part.
                                ---------------------------

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to Section 10.2 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer and the Guarantor shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 12
                                   Guarantees

                  Section 12.1  Guarantees.
                                ----------

                  The Guarantor, as primary obligor and not merely as surety, hereby irrevocably and unconditionally guarantees to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment when due, whether at Stated Maturity of any series, by acceleration or otherwise, of all obligations of the Issuer now or hereafter existing under this Indenture whether for principal of or interest on the Securities of each series (and premium, if any) and all other monetary obligations of the Issuer under this Indenture and the Securities of each series in respect of the Securities of each series and (b) the full and punctual performance within the applicable grace periods of all other obligations of the Issuer under this Indenture and the Securities of each series (all such obligations guaranteed hereby by the Guarantor being the "Guaranteed Obligations"). The guarantee of the Guarantor under this Article 12 are herein referred to as the "Guarantee."

                  The Guarantor agrees to pay any and all fees and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Article 12 with respect to the Guarantor.

                  Without limiting the generality of the foregoing, this Guarantee guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by the Issuer under this Indenture or the Securities of each series but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Issuer.

                  Section 12.2  Guarantees Absolute.
                                -------------------

                  This Guarantee is irrevocable, absolute and unconditional. The Guarantor guarantees that the Guaranteed Obligations will be performed strictly in accordance with the terms of this Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee or the Holders with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Issuer or any other guarantor or whether the Issuer or any other guarantor is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

                        (a)     any lack of validity, regularity or
enforceability of this Indenture or the Securities of any series with respect to the Issuer or any agreement or instrument relating thereto;

                        (b) any change in the time, manner or place of payment of, or in any other term of any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Indenture;

                        (c) the failure to give notice to the Guarantor of the occurrence of a default under the provisions of this Indenture or the Securities of any series;

                        (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                        (e) any failure, omission, delay by or inability on the part of the Trustee or the Holders to assert or exercise any right, power or remedy conferred on the Trustee or the Holders in this Indenture or the Securities of any series;

                        (f) any change in the corporate or other structure, or termination, dissolution, consolidation or merger of the Issuer or the Guarantor with or into any other entity, the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of the Issuer or the Guarantor, the marshaling of the assets and liabilities of the Issuer or the Guarantor, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors, or readjustments of, or other or other similar proceedings affecting the Issuer or the Guarantor, or any of the assets of any of them;

                        (g) the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States
Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities of any series, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture;

                        (h) the assignment of any right, title or interest of the Trustee or any Holder in this Indenture or the Securities of any series to any other Person; or

                        (i) any other event or circumstance (including any statute of limitations), whether foreseen or unforeseen and whether similar or dissimilar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Issuer or the Guarantor, other than performance in full of the Guaranteed Obligations for the payment of money;
it being the intent of the Guarantor that its obligations hereunder shall not be discharged except by payment of all amounts owing pursuant to this Indenture or the Securities of any series.

                  This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance with respect to any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee, any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment or performance had not been made or occurred. The obligations of the Guarantor under this Guarantee shall not be subject to reduction, termination or other impairment by any set-off, recoupment, counterclaim or defense or for any other reason.

                  Section 12.3  Waivers.
                                -------

                  The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

                        (a) promptness, demand for payment, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and its Guarantee;

                        (b) any requirement that the Trustee, any Holder or any other Person protect, secure, perfect or insure any Encumbrance or any property subject thereto or exhaust any right or take any action against the Issuer or any other Person, or obtain any relief pursuant to this Indenture or pursue any other available remedy;

                        (c) all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Indenture or the Securities of any series;

                        (d) filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever;

                        (e) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee or any Holder which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against the Issuer or any other Person; and

                        (f) any duty on the part of the Trustee or any Holder to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of the Issuer and its assets now known or hereafter known by the Trustee or such Holder.

                  Section 12.4  Waiver of Subrogation and Contribution.
                                --------------------------------------

                  Until this Indenture has been discharged, the Guarantor hereby irrevocably waives any claim or other right which it may now or hereafter acquire against the Issuer or the Guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under its Guaranty, including any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Trustee or any Holder against the Issuer or the Guarantor which the Trustee or any Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Trustee, and the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waivers set forth in this Section 12.4 are knowingly made in contemplation of such benefits.

                  The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between itself, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 hereof for the purposes of its Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of its Guaranty.

                  Section 12.5  Certain Agreements.
                                ------------------

                  The Guarantor covenants and agrees that, as a condition to the acceptability of its Guaranty to the Trustee and the Holders, it will:

                        (a) comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include paying when due all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith; and

                        (b) preserve and maintain its existence, rights (contractual and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any right or franchise if the board of directors or general partner of the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and the loss thereof is not disadvantageous in any material respect to the Guarantor or such Holders.

                        (c) not consolidate with or merge with or into (whether or not the Guarantor is the surviving Person) another Person whether or not affiliated with the Guarantor unless:

                                (i) the Person formed by or surviving any such consolidation or merger is organized under the laws of the United States of America or any state thereof or the District of Columbia and, unless such successor entity is the Issuer, unconditionally assumes all the obligations of the Guarantor pursuant to a supplemental indenture in form and substance satisfactory to the Trustee, under the Securities of each series, the Indenture and its Guaranty on the terms set forth herein or therein; and

                                (ii) immediately after giving effect to such transaction, no default or Event of Default with respect to the Securities of any series exists.

                  Any such consolidation or merger is subject to the condition that the Trustee receive an Officers' Certificate of the Guarantor and an Opinion of Counsel to the effect that the consolidation or merger and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

                  In case of any such consolidation or merger and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guaranty endorsed upon the Securities of each series and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. The Guarantor's Guaranty shall in all respects have the same legal rank and benefit under this Indenture theretofore and thereafter issued in accordance with the terms of this Indenture as though such Guaranty had been issued at the date of the execution hereof.

                  Section 12.6  Execution and Delivery of Guarantees.
                                ------------------------------------

                  The Guarantee to be endorsed on the Securities of each series shall include the terms of the Guarantee set forth in this Article 12 and any other terms that may be set forth in the form established pursuant to Section
2.5. The Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 2.5, to be endorsed on each Security authenticated and delivered by the Trustee.

                  The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any or all of these persons on a Guarantee may be manual or facsimile.

                  A Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agree that their Guarantee set forth in Section 12.1 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

                  Section 12.7  No Waiver; Cumulative Remedies.
                                ------------------------------

                  No failure on the part of the Trustee or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Trustee and the Holders shall have all of the rights and remedies granted in this Indenture and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against the Issuer or the Guarantor.

                  Section 12.8  Continuing Guarantee.
                                --------------------

                  The Guaranty is a continuing guaranty and, except as otherwise provided herein, shall (a) remain in full force and effect until the satisfaction of the Guaranteed Obligations, (b) be binding upon the Guarantor and (c) enure to the benefit of and be enforceable by the Trustee, the Holders and their successors, transferees and assigns.

                  Section 12.9  Severability.
                                ------------

                  Any provisions of this Article 12 which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                  Section 12.10 Limitation on Guarantor Liability.
                                ---------------------------------

                  The Guarantor, and by its acceptance hereof, each Holder, hereby confirms that it is the intention of all such parties that the Guaranty by the Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under this
Article 12 shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor that are relevant under such laws and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 12, if any, result in the obligations of the Guarantor under such Guaranty not constituting a fraudulent transfer or conveyance.

                                   ARTICLE 13
                       Defeasance and Covenant Defeasance

                  Section 13.1  Issuer's Option to Effect Defeasance or
                                ---------------------------------------
Covenant Defeasance.
-------------------

                  The Issuer may at its option by Board Resolution, at any time, elect to have either Section 13.2 or Section 13.3 applied to any Securities or any series of Securities, as the case may be, upon compliance with the conditions set forth below in this Article 13. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities.

                  Section 13.2  Defeasance and Discharge.
                                ------------------------

                  Upon the Issuer's exercise of the option provided in Section
13.1 applicable to this Section applied to any Securities or any series of Securities, as the case may be, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 3.7, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article 13. Subject to compliance with this Article 13, the Issuer may exercise its option (if any) to have this Section 13.2 applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.3 applied to such Securities.

                  Section 13.3  Covenant Defeasance.
                                -------------------

                  Upon the Issuer's exercise of the option provided in Section
13.1 applicable to this Section applied to any Securities or any series of Securities, as the case may be, (i) the Issuer shall be released from its obligations under Sections 10.5 through 10.10, inclusive, and Section 8.1, and
(ii) the occurrence of an event specified in Sections 5.1(c) (with respect to Clauses (a), (c) or (d) of Section 8.1), Section 5.1(e) (with respect to any of
Section 10.5 - 10.10, inclusive), Section 5.1(f) and Section 5.1(g) shall not be deemed to be or result in an Event of Default in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause, or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  Section 13.4  Conditions to Defeasance or Covenant Defeasance.
                                -----------------------------------------------

                  The following shall be the conditions to application of either
Section 13.2 or Section 13.3 to any Securities or any series of Securities, as the case may be:

                        (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any,) and each installment of interest on such Securities on the respective Stated Maturities of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                        (b) In the case of an election to have Section 13.2 apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that
(x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders such Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                        (c) In the case of an election to have Section 13.3 apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                        (d) The Issuer shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                        (e) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.

                        (f) No Event of Default with respect to any series or event which with notice or lapse of time or both would become an Event of Default with respect to any series shall have occurred and be continuing on the date of such deposit or, insofar as subsections Section 5.1(h) and (i) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                        (g) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

                        (h) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

                        (i) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act or such trust shall be qualified under such act or exempt from regulation thereunder.

                  Section 13.5  Deposited Money and U.S. Government Obligations
                                -----------------------------------------------
to be Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------------

                  Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article 13 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in
Section 13.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  Section 13.6  Reinstatement.
                                -------------

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 or 13.3 with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 13.2 or 13.3 shall be revived and reinstated as though no deposit had occurred pursuant to this
Article 13 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.2 or 13.3; provided, however, that if the Issuer makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                   ARTICLE 14
                                 SINKING FUNDS

                  Section 14.1  Applicability of Article.
                                ------------------------

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series designated pursuant to Section 3.1 as being subject to redemption or purchase pursuant to any sinking fund or analogous provisions, except as otherwise specified as contemplated by Section 3.1 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". Unless otherwise provided by the terms of any Securities, the cash amount of any sinking fund payment shall be subject to reduction as provided in
Section 14.2. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

                  Section 14.2  Satisfaction of Sinking Fund Payments with
                                ------------------------------------------
Securities.
----------

                  The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such

Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  Section 14.3  Redemption of Securities for Sinking Fund.
                                -----------------------------------------

                  Not less than 60 days prior to each sinking fund payment date for any Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 14.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.4 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.7 and 11.8.

                              --------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       REGENCY CENTERS, L.P.

                                       By:      Regency Centers Corporation,
                                                 Its General Partner



                                       By:______________________________________
                                             Name:
                                             Title:
Attest:

_______________________________
Name:
Title:
                                       REGENCY CENTERS CORPORATION



                                       By:______________________________________
                                             Name:
                                             Title:
Attest:

______________________________
Name:
Title:




                                       FIRST UNION NATIONAL BANK



                                       By:______________________________________
                                             Name:
                                             Title: